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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------

                         DATE OF REPORT: JANUARY 6, 2004

                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Nevada                           0-27331                    88-0348835
(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On January 5, 2004, FindWhat.com, a Nevada corporation, issued a press release regarding the completion of its acquisition of Miva Corporation, a California corporation ("Miva"). Under the terms of the Agreement and Plan of Merger, dated September 2, 2003, a copy of which is attached hereto as Exhibit
2.4 and is incorporated herein by reference, FindWhat.com has acquired Miva for approximately $8.0 million, with Miva shareholders receiving approximately $2.7 million in cash from FindWhat.com and 163,550 shares of FindWhat.com common stock, while FindWhat.com assumes approximately $2.5 million in Miva liabilities. The cash portion of the transaction was funded from FindWhat.com's cash from operating activities. Allocation of the purchase price will be determined based on fair market valuation of the net assets acquired.

         The transaction was accomplished through arms-length negotiations between FindWhat.com's management and Miva's management. Miva's shareholders approved the transaction at a meeting held on December 17, 2003. There was no material relationship between the shareholders of Miva and FindWhat.com or any of FindWhat.com's affiliates, any of FindWhat.com's directors or officers, or any associate of any such FindWhat.com director or officer, prior to this transaction.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                           Not Applicable

         (b)      Pro Forma Financial Information

                           Not Applicable

         (C)      EXHIBITS.

            Exhibit No.                         Description

              2.4 Agreement and Plan of Merger among FindWhat.com, Close Reach Merger Corp. and Miva Corporation dated September 2, 2003.

             99.1 Press Release, dated January 5, 2004, entitled "FindWhat.com Completes Acquisition of Miva Corporation."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FINDWHAT.COM

Date:  January 6, 2004                               By: /s/ Phillip R. Thune
                                                        -----------------------
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

                                        2
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                                  EXHIBIT INDEX

Exhibit No.                               Description

    2.4 Agreement and Plan of Merger among FindWhat.com, Close Reach Merger Corp. and Miva Corporation dated September 2, 2003.

   99.1 Press Release, dated January 5, 2004, entitled "FindWhat.com Completes Acquisition of Miva Corporation."